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                                                                Exhibit 10(p)

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT ("Agreement") dated as of February 6, 1998 between OXFORD HEALTH PLANS, INC., a Delaware corporation, as debtor ("Debtor") and OXFORD FUNDING, INC., a Delaware, as collateral agent and secured party (in such capacity, "Secured Party").

                  Debtor and Secured Party have entered into a certain bridge securities purchase agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), dated as of the date hereof, pursuant to which (i) Secured Party has agreed to purchase the senior secured increasing rate notes (the "Notes") of Debtor in an amount not to exceed the Commitment Amount and (ii) Debtor has agreed to pay to Secured Party certain fees and expenses in connection therewith.

                  To induce Secured Party to enter into the Purchase Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor has agreed to pledge, mortgage and grant a security interest in the Pledged Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

                  Section 1. Definitions. Terms defined in the Purchase Agreement are used herein as defined therein. In addition, as used herein:

                  "Contracts" shall mean all contracts, undertakings, or other agreements, as the same may be amended from time to time, and (a) all rights of the Debtor to receive moneys due and to become due thereunder or in connection therewith, (b) all rights of the Debtor to damages arising out of or for breach or default in respect thereof, and (c) all rights of the Debtor to exercise remedies thereunder.

                  "Documents" shall have the meaning assigned to such term in
Section 3(d) hereof.

                  "Equipment" shall have the meaning assigned to such term in
Section 3(c) hereof.

                  "Issuers" shall mean, collectively, the respective corporations identified beneath the names of Debtor on Annex 1 hereto under the caption "Issuer,", the capital stock of which is required to be pledged hereunder pursuant to this Agreement or the Purchase Agreement.

                  "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.
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                                      -2-


                  "Permitted Encumbrances" shall mean (a) with respect to the Securities Collateral and the proceeds thereof, Liens of the type described in clause (f) of the definition of Permitted Liens and (b) with respect to all other Pledged Collateral, Liens of the type described in clauses (a), (b), (c) and (f) of the definition of Permitted Liens.

                  "Pledged Collateral" shall have the meaning assigned to such term in Section 3 hereof.

                  "Pledged Securities" have the meaning assigned to such term in
Section 3(a) hereof.

                  "Prior Liens" shall mean (a) the Liens set forth on Schedule 3 hereto and (b) with respect to each applicable type of Pledged Collateral, Permitted Encumbrances, but only to the extent that the law or regulation creating or authorizing such Lien provides that such Lien must be superior to the Lien and security interest created and evidenced by this Agreement.

                  "Secured Obligations" shall mean, collectively, the principal of and interest (including, without limitation, any interest that would accrue but for the provisions of the Bankruptcy Code) on the Notes and all other amounts from time to time owing to Secured Party or the Holders by Debtor under the Financing Documents, including, without limitation, all fees and expenses payable thereunder.

                  "Securities Act" shall mean the United States Securities Act of 1933, as amended.

                  "Securities Collateral" shall mean, collectively, the Pledged Collateral described in clauses (a) and (b) of Section 3 hereof and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in each applicable jurisdiction.

                  "Voting Powers" shall have the meaning assigned to such term in Section 5.04(a)(2) hereof.

                  Section 2. Representations, Warranties and Covenants. Debtor represents and warrants to and covenants and agrees with Secured Party that:

                  (a) Debtor is the sole beneficial (and, with respect to the Pledged Securities, record) owner of the Pledged Collateral in which it purports to grant a security interest pursuant to Section 3 hereof and no Lien exists or will exist upon such Pledged Collateral at any
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time (and no right or option to acquire the same exists in favor of any other
Person), except for Prior Liens and the pledge and security interest in favor of Secured Party created or provided for herein, which pledge and security interest shall constitute a first priority perfected pledge and security interest in and to all of such Pledged Collateral subject only to Prior Liens and Debtor will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Prior Liens and the Lien pursuant hereto; and, subject to Section 5.04 hereof, will cause any and all Pledged Securities, to the extent certificated, whether for value paid by Debtor or otherwise, to be forthwith deposited with Secured Party and pledged or assigned hereunder.

         (b) The Pledged Securities represented by the certificates identified under the name of Debtor in Annex 1 hereto are, and all other Pledged Securities in which Debtor shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Securities are or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuer of such Pledged Securities, upon the transfer of such Pledged Securities (except for any such restriction contained herein or in the Purchase Agreement or as permitted by the Purchase Agreement or any such restriction imposed by any Governmental Authority).

         (c) The Pledged Securities represented by the certificates identified under the name of Debtor in Annex 1 hereto constitute all of the issued and outstanding shares of capital stock of any class of such Issuers beneficially owned by Debtor (whether or not registered in the name of Debtor) and said Annex 1 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Securities, the respective class and par value of the shares comprising such Pledged Securities and the respective number of shares (and registered owners thereof) represented by each such certificate.

         (d) Any goods now or hereafter produced by Debtor or any of its Subsidiaries included in the Pledged Collateral have been and will be produced by Debtor in compliance with the applicable requirements of the Fair Labor Standards Act of 1938, as amended, except where the failure to comply could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         (e) Debtor has the corporate power and authority to grant the security interest in the Pledged Collateral pursuant to this Agreement and has taken all necessary corporate action to grant the security interest in the Pledged Collateral pursuant to this Agreement.
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         (f) None of the Pledged Securities constitutes margin stock, as defined in Regulation G or Regulation U of the Board of Governors of the Federal Reserve System.

         (g) Other than Prior Liens, no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or part of the Pledged Collateral is on file or of record in any public office, except such as may have been or will be filed in favor of Secured Party pursuant to this Agreement.

         (h) Upon filing of the financing statements in the offices referred to on Schedule 1 hereto, the security interest created by this Agreement in all Pledged Collateral (other than the Pledged Securities) will constitute a valid, perfected first priority security interest in such Pledged Collateral to the extent provided in the Uniform Commercial Code, enforceable in accordance with its terms against all creditors of Debtor and any Persons purporting to purchase any such Pledged Collateral from Debtor, except as enforcement of such security interest may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or general equitable principles (whether considered in a proceeding in equity or at law).

         (i) Debtor's principal place of business, chief executive office and the place where its records concerning the Pledged Collateral are kept is at the address listed on Schedule 2(i) hereto, and Debtor will not change such principal place of business or chief executive office or remove such records without giving Secured Party at least thirty (30) days prior written notice thereof and taking such action to maintain the perfection or priority of Secured Party's security interest in the Pledged Collateral as is necessary or reasonably requested by Secured Party; and Debtor will not change its name, identity or structure in any manner, or take any other action, which might make any financing statement filed in respect of the Pledged Collateral seriously misleading unless it shall have given Secured Party at least thirty (30) days prior written notice thereof.

         (j) No consent or approval of any Governmental Authority or any securities exchange or any other Person was or is necessary for the validity of the security interest granted herein and the pledge effected hereby, other than the consents and approvals of insurance departments of the states listed on
Schedule 2(j) required in connection with the pledge of the Pledged Securities.

         (k) By virtue of the execution and delivery by Debtor of this Agreement, when the Pledged Securities, certificates, instruments or other documents representing or evidencing such Pledged Securities
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are delivered to Secured Party in accordance with this Agreement, or, in the case of Pledged Securities constituting uncertificated securities, when the steps required by Articles 8 and 9 of the Uniform Commercial Code have been taken to perfect Secured Party's security interest therein, the security interest created by this Agreement in the Pledged Securities to the extent provided in the Uniform Commercial Code is enforceable in accordance with its terms against all creditors of Debtor and any Person purporting to purchase any such Pledged Collateral from Debtor, except as enforcement of such security interest may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or general equitable principles (whether considered in a proceeding in equity or at law).

         (l) There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Securities (other than any such restrictions imposed by the domiciliary states of those Issuers or any subsidiary of any Issuer subject to state insurance laws and regulations. The Pledged Securities are not subject to any put, call, option or other right in favor of any other Person whatsoever.

         (m) Neither the execution and delivery of this Agreement by Debtor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violates Debtor's, or any of its Subsidiaries', charter or by-laws or any organizational or other organic document of any Issuer, (ii) violates the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Debtor, or any of its Subsidiaries, is a party, or by which any of them may be bound or to which any of their Property may be subject, which violation or conflict, individually or in the aggregate, would have a Material Adverse Effect, or a material adverse effect on the value of the Pledged Collateral or a material adverse effect on the security interests hereunder, or (iii) conflicts with any law, order, rule or regulation applicable to Debtor, or any of its Subsidiaries, of any Governmental Authority having jurisdiction over Debtor, or any of its Subsidiaries, or their Property, or (iv) results in or requires the creation or imposition of any Lien (other than the Lien contemplated hereby) upon or with respect to any of the Property now owned or hereafter acquired by Debtor, or any of its Subsidiaries.

         (n) Upon reasonable request to Debtor, to the extent permitted by applicable law, Secured Party shall have full and free access during normal business hours to all of the books, correspondence and records of Debtor relating to the Pledged Collateral, and Secured Party and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and Debtor agrees to render to Secured
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         Party, at Debtor's cost and expense, such clerical and other assistance as may be reasonably requested by Secured Party with regard thereto.

                  (o) In the event that Secured Party desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of Secured Party, Debtor agrees to use its diligent best efforts to assist and aid Secured Party to obtain as soon as practicable any such approvals or consents necessary for the exercise of any such remedies, rights and powers.

                  (p) There are no voting trusts or other agreements or understandings to which Debtor is a party or by which it may be bound with respect to voting, managerial consent, election or other rights of Debtor relating to the Pledged Securities.

                  Section 3. Pledged Collateral; Registration of Pledge of Pledged Interests; Acknowledgments; Delivery of Pledged Securities and Pledged Obligations. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations owing by Debtor, Debtor hereby pledges and mortgages to Secured Party, for the benefit of the Holders and grants to Secured Party for the benefit of the Holders, a security interest in all of Debtor's right, title and interest in the following property, whether now owned by Debtor or hereafter acquired and whether now existing or hereafter coming into existence (collectively, the "Pledged Collateral"):

                  (a) the shares of common and/or preferred stock of the Issuers represented by the certificates identified in Annex 1 hereto under the name of Debtor (collectively, the "Pledged Securities");

                  (b) all shares, securities, moneys or Property representing a dividend on any of the Pledged Securities, or representing a distribution or return of capital upon or in respect of the Pledged Securities, or resulting from a split-up, revision, reclassification or other like change of the Pledged Securities or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Securities;

                  (c) all equipment (as defined in the Uniform Commercial Code) of Debtor, including all of Debtor's equipment, machinery, furniture, furnishings, fixtures, tools, supplies, and Motor Vehicles, of every kind and description, now or at any time hereafter owned by and in the custody or possession, actual or constructive, of Debtor, wherever located, together with any and all parts, improvements, addi-
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         tions, replacements, accessions, and substitutions thereto or therefor, and all licenses and other rights of Debtor or relating thereto, whether in the possession and control of Debtor, or in the possession and control of a third party for the account of Debtor and all claims under and proceeds of insurance thereon, and all maintenance and warranty records relating thereto (collectively, the "Equipment");

                  (d) all documents of title (as defined in the Uniform Commercial Code) or other receipts of such Debtor covering, evidencing or representing Equipment (collectively, the "Documents");

                  (e) all rights, claims and benefits of such Debtor against any Person arising out of, relating to or in connection with Equipment purchased by Debtor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Equipment;

                  (f) all Contracts; and

                  (g) all other tangible and intangible personal property and fixtures of Debtor, including, without limitation, all proceeds, products, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of Debtor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by Debtor in respect of any of the items listed above) and, to the extent related to any property described in such clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including, without limitation, all tapes, cards, computer runs and other papers and documents in the possession or under the control of Debtor or any computer bureau or service company from time to time acting for Debtor.

                  Notwithstanding the foregoing, the Pledged Collateral does not and shall not include any Contract to which Debtor is a party which would be rendered void or unenforceable by reason of its being included as part of the Pledged Collateral or which is not assignable by its terms or any applicable law, unless a consent to the assignment has been received by the Debtor and/or the Secured Party.

                  Section 4. Covenants; Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, Debtor agrees with Secured Party as follows:

                  4.01. Delivery and Other Perfection. Debtor shall:
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                                      -8-


         (a) deliver to Secured Party within five Business Days after the date hereof all of the certificates evidencing the Pledged Securities owned by Debtor, endorsed in blank or accompanied with appropriate undated stock powers executed in blank.

         (b) execute and deliver within five business days after the date hereof to Secured Party such financing statements as Secured Party has requested with respect to that portion of the Pledged Collateral in which a Lien may be perfected by the filing of a financing statement against Debtor.

         (c) if there shall be received by Debtor any of the above-described shares, securities or property required to be pledged by Debtor under Section 3 hereof or any distribution of capital shall be made on or in respect of the Pledged Interests or any Property shall be distributed upon or with respect to the Pledged Interests pursuant to the recapitalization or reclassification of the capital of any LLC or Partnership, or pursuant to the reorganization thereof, forthwith either (x) transfer and deliver to Secured Party such shares, capital, Property or securities so received by Debtor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by Secured Party, pursuant to the terms of this Agreement, as part of the Pledged Collateral, or (y) take such other action as Secured Party shall reasonably deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, capital or Property in such
Section 3 and until such time of transfer hold such shares, securities, money, property or capital in trust for the sole benefit of Secured Party, segregated from the other property of Debtor;

         (d) maintain the security interest created by this Agreement as a first priority perfected security interest subject only to Prior Liens and defend such security interest against claims and demands of all Persons whomsoever and give, execute, deliver, file and/or record any financing statement, continuation statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of Secured Party) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Secured Party to exercise and enforce its rights hereunder with respect to such pledge and security interest (and Debtor authorizes Secured Party to file any such financing or continuation statement without the signature of Debtor to the extent permitted by applicable law), including, without limitation, after the occurrence and during the continuance of an Event of Default, causing any or all of the Securities Collateral to be transferred of record into the name of Secured Party or its nominee (and Secured Party agrees that if any Securities Collateral is transferred into
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                                      -9-


         its name or the name of its nominee, Secured Party will thereafter promptly give to Debtor copies of any notices and communications received by it with respect to the Securities Collateral) and if any amount payable under or in connection with any of the Interests or Partnership Interests shall be or become evidenced by any instrument (including, without limitation, any promissory note) or chattel paper (in each case as defined in the Uniform Commercial Code), such instrument or chattel paper shall be immediately delivered to Secured Party, duly endorsed in a manner satisfactory to Secured Party, to be held as Pledged Collateral pursuant to this Agreement;

                  (e) keep full and accurate books and records relating to the Pledged Collateral, and stamp or otherwise mark all such material books and records in such manner as Secured Party may reasonably require in order to reflect the security interests granted by this Agreement;

                  (f) to the extent permitted by applicable law, permit representatives of Secured Party, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Pledged Collateral;

                  (g) to the extent permitted by applicable law, upon the occurrence and during the continuance of any Event of Default, permit representatives of Secured Party to be present at Debtor's place of business to receive copies of all communications and remittances relating to the Pledged Collateral, and forward copies of any notices or communications received by such Debtor with respect to the Pledged Collateral, all in such manner as Secured Party may require; and

                  (h) to the extent permitted by law, pay, and save Secured Party and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Pledged Collateral or in connection with any of the transactions contemplated by this Agreement.

                  4.02. Other Financing Statements and Liens. Without the prior written consent of Secured Party, Debtor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Pledged Collateral in which Secured Party is not named as the sole secured party other than with respect to Prior Liens.

                  4.03. Preservation of Rights. Regardless of whether or not there shall have occurred any Event of Default, Secured Party may institute and maintain, or cause in its name or in the name of Debtor to be insti-
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tuted and maintained, such suits and proceedings as Secured Party may reasonably deem to be necessary or expedient to prevent any impairment of the security interest in or perfection of the Pledged Collateral in contravention of the terms of the Financing Document. Debtor agrees not to knowingly take or permit to be taken any action which would impair the Pledged Collateral or Secured Party's rights in the Pledged Collateral. Secured Party shall not be required to take steps necessary to preserve any rights against prior parties to any of the Pledged Collateral.

                  4.04. Special Provisions Relating to Certain Collateral.

                  (a) Pledged Securities.

                  (1) Debtor shall cause the Pledged Securities to constitute at all times, with respect to each Issuer, all of the shares of each class of capital stock of each such Issuer then owned by Debtor.

                  (2) So long as no Event of Default shall have occurred and be continuing, Debtor shall have the right to exercise all voting, consensual, partnership, managerial and membership rights and powers and other powers of ownership pertaining to the Pledged Securities (collectively, the "Voting Powers") for all purposes not inconsistent with the terms of this Agreement, the other Financing Documents or any other instrument or agreement referred to herein or therein; provided, however, that Debtor agrees that no vote shall be cast or other action taken which materially impair the Pledged Securities (other than pursuant to a transaction expressly permitted under the Purchase Agreement) or which would be inconsistent with or result in any violation of any provision of any of this Agreement or any other Financing Document. Secured Party shall execute and deliver to Debtor or cause to be executed and delivered to Debtor all such proxies, powers of attorney, dividend and other orders, and all such instruments, in each case without recourse or warranty, as Debtor may reasonably request for the purpose of enabling the Debtor to exercise the Voting Powers that they are entitled to exercise pursuant to this Section 4.04(a)(2). Upon the occurrence and during the continuance of an Event of Default, at Secured Party's sole and absolute option and following written notice from Secured Party to the Debtor (such written notice to be effective immediately upon the giving thereof as provided below) all rights of Debtor to exercise the Voting Powers they are entitled to exercise pursuant to this Section 4.04(a)(2), and the obligations of Secured Party under this Section 4.04(a)(2), shall cease, and all such Voting Powers shall thereupon become transferred to and vested in Secured Party, which shall have the sole and exclusive right and authority to exercise such Voting Powers, including, without limitation, the right to act by shareholder, partner, member or other interestholder consent. Such authorization shall constitute an irrevocable voting proxy from each Debtor to Secured Party or, at Secured Party's option, to Secured Party's nominee. Notwithstanding any other term or condition contained herein, Secured Party may not exercise

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any of the rights or powers described herein with respect to the ownership, sale or voting of the Pledged Securities, including the foreclosure upon or sale of the Pledged Securities, unless and until the Secured Party (and, in the case of a sale of the Pledged Securities, the purchaser thereof) has complied with the filing requirements of all applicable laws regulating the acquisition of voting securities or control of an insurance company or health maintenance organization, and the acquisition of the Pledged Securities or control of the Issuer thereof by the Secured Party hereunder (or by the purchaser in any such sale) has been duly approved in accordance with all such laws.

                  (3) Subject to Section 4.04(a)(4) below, Debtor shall be entitled to receive and retain any dividends or distributions on the Pledged Securities to the extent that the payment of such dividends is permitted by the Purchase Agreement.

                  (4) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not Secured Party exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Purchase Agreement, the Notes or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Pledged Securities shall be paid directly to Secured Party and retained by it as part of the Pledged Collateral, subject to the terms of this Agreement, and, if Secured Party shall so request in writing, Debtor agrees to execute and deliver to Secured Party appropriate additional dividend, distribution and other orders and documents to that end; provided, however, that if such Event of Default is cured, any such dividend or distribution theretofore paid to Secured Party shall (except to the extent theretofore applied to the Secured Obligations) promptly be returned by Secured Party to Debtor, without interest and without recourse or warranty. (5) Secured Party shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of Debtor, endorsed or assigned in blank or in favor of Secured Party. The Debtor shall promptly give to Secured Party copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of Debtor. Secured Party shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement.

                  (6) Upon the occurrence and during the continuance of an Event of Default, in order to fully effectuate Secured Party's Voting Powers pertaining to the Pledged Securities, subject to Section 4.04(a)(2), Debtor, upon the request of Secured Party, shall secure (if not already se-cured by Secured Party) executed resignations of the officers, directors or representatives of any members committee of each issuer whose securities constitute Pledged Securities in order that Secured Party may elect or appoint the officers, directors or representatives of such members committee of such Issuer. After the occurrence and during the continuance of any such Event of Default, subject to Section 4.04(a)(2), this Section 4.04(a)(6) shall constitute and grant an irrevocable proxy which shall become effective and shall entitle Secured Party, at its election, to vote the Pledged Securities upon any and all corporate matters.

                  (7) Debtor hereby represents and warrants that it has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Securities (including, without limitation, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights of the Pledged Securities), and Debtor agrees that Secured Party shall have no responsibility or liability for informing Debtor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

                  (8) Subject to Section 4.04(a)(2), Secured Party may, upon the occurrence and during the continuation of an Event of Default, without notice and at its option, transfer or register the Pledged Securities or any part thereof, into its or its nominee's name, without any indication that such Pledged Securities are subject to the security interest hereunder.

                  (b) Motor Vehicles. At any time after the occurrence and during the continuance of an Event of Default, Debtor shall, upon the request of Secured Party, deliver to Secured Party originals of the certificates of title or ownership for the Motor Vehicles, and any other Equipment covered by certificates of title or ownership, owned by it with Secured Party listed as lienholder.

                  4.05. Events of Default; Remedies; Etc. During the period during which an Event of Default shall have occurred and be continuing:

                  (a) Debtor shall, at the request of Secured Party assemble the Pledged Collateral owned by it at such place or places, reasonably convenient to both Secured Party and Debtor, designated in its request;

                  (b) Secured Party may make any reasonable compromise or settlement deemed desirable with respect to any of the Pledged Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms, of any of the Pledged Collateral;

         (c) Secured Party shall have all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, and subject to the provisions of Section 4.04(a)(2) to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Collateral as if Secured Party were the sole and absolute owner thereof (and Debtor agrees to take all such action as may be appropriate to give effect to such right);

         (d) Secured Party in its sole and absolute discretion may, in its name or in the name of Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Pledged Collateral, but shall be under no obligation to do so; and

         (e) Secured Party may, upon ten (10) business days' prior written notice to Debtor of the time and place, with respect to the Pledged Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of Secured Party or any of its agents, sell, lease, assign or otherwise dispose of all or any part of such Pledged Collateral, at such place or places as Secured Party deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Pledged Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Debtor, any such demand, notice and right or equity being hereby expressly waived and released. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned, subject to notice as may be required by law. In case any sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof, but Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. For purposes hereof, (i) a written agreement to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof, (ii) Secured Party shall be free to carry out such sale pursuant to such agreement, and (iii) Debtor shall not be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after Secured Party shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, to the extent permitted by law, Secured Party may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 5.05 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code or its equivalent in other jurisdictions. If under mandatory requirements of applicable law, Secured Party shall be required to make disposition of the Pledged Collateral within a period of time that does not permit the giving of notice to Debtor as herein before provided, Secured Party need give Debtor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of law.

The proceeds of each collection, sale or other disposition under this Section 4.05, including by virtue of the exercise of the license granted to Secured Party in Section 4.04(b) hereof, shall be applied in accordance with Section
4.09 hereof.

                  Debtor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Securities, to limit purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Debtor acknowledges that any such private sales may be at prices and on terms less favorable to Secured Party and Debtor than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Securities for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

                  If Secured Party shall determine to exercise its right to sell any or all of the Pledged Securities pursuant to this Section 4.05, and if in the opinion Secured Party it is necessary or reasonably advisable to have the Pledged Securities or that portion thereof to be sold, registered under the provisions of the Securities Act, Debtor shall cause each issuer of such securities to (i) execute and deliver, and cause the committee of directors and officers of such issuer of such securities to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of Secured Party, necessary or advisable to register the Pledged Securities or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its diligent best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of the Pledged Securities or that portion thereof to be sold, ending when all the Pledged Securities or that portion thereof to be sold, are sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Debtor agrees to cause each issuer of such securities to comply with the applicable provisions of the securities or "Blue Sky" laws of any and all jurisdictions which Secured Party shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act. Debtor further agrees to indemnify, defend and hold harmless Secured Party and any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to Secured Party of legal counsel), and claims (including, without limitations, the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information relating to Secured Party furnished in writing to Debtor or the issuer of such Pledged Collateral by Secured Party expressly for use therein.

                  Anything herein to the contrary notwithstanding, in any such event Secured Party, in its sole and absolute discretion, subject to applicable law, (i) may proceed to make a private sale of the Pledged Securities notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a pur-chaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, Secured Party shall incur no responsibility or liability to Debtor for selling all or any part of the Pledged Securities at a price which Secured Party may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

                  Debtor further agrees to use its diligent best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section
4.05 valid and binding and in compliance with any and all other applicable legal requirements. Debtor further agrees that a breach of any of the covenants contained in this Section 4.05 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 4.05 shall be specifically enforceable against Debtor, and, to the extent permitted by law, Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

                  4.06. Deficiency. If the proceeds of sale, collection or other realization of or upon the Pledged Collateral pursuant to Section 4.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, Debtor shall remain liable for any deficiency.

                  4.07. Removals, Name Change, Etc. Without at least thirty (30) days' prior written notice to Secured Party, Debtor shall not (i) maintain any of its books and records with respect to the Pledged Collateral at any office or maintain its principal place of business at any place other than at the address set forth in Schedule 2 hereto, or permit any Equipment to be located anywhere, other than in one of the jurisdictions indicated on Schedule 1 hereto, or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages hereto.

                  4.08. Private Sale. Secured Party shall not incur liability as a result of the sale of the Pledged Collateral, or any part thereof, at any private sale pursuant to Section 4.05 hereof conducted in a commercially reasonable manner. Debtor hereby waives any claims against Secured Party arising by reason of the fact that the price at which the Pledged Collateral may have been sold at any such private sale held in a commercially reasonable manner was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Se-cured Obligations, even if Secured Party accepts the first offer received and does not offer the Pledged Collateral to more than one offeree.

                  4.09. Application of Proceeds. Except as otherwise herein expressly provided and except as provided below in this Section 4.09, the proceeds of any collection, sale or other realization of all or any part of the Pledged Collateral pursuant hereto, and any other cash at the time held by Secured Party under this Section 4, shall be applied by Secured Party:

                  First, to the payment of the costs and expenses of such collection, sale or other realization, including out-of-pocket costs and expenses of Secured Party and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by Secured Party in connection therewith;

                  Next, to the payment in full of the Secured Obligations; and

                  Finally, to the payment to Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 4 "proceeds" of Pledged Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Pledged Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of Debtor or any issuer of or obligor on any of the Pledged Collateral.

                  4.10. Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to Secured Party while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, subject to applicable law, Secured Party is hereby appointed the attorney-in-fact of Debtor for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, upon and during the continuance of any Event of Default, so long as Secured Party shall be entitled under this Section 4 to make collections in respect of the Pledged Collateral, Secured Party shall have the right and power to receive, endorse and collect all checks made payable to the order of Debtor representing any dividend, payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. Debtor agrees, in the absence of willful wrongdoing or gross negligence, that neither Secured Party nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 4.10.

                  4.11. Perfection. Within five Business Days after the date hereof, Debtor shall (i) file such financing statements and other documents in such offices as Secured Party may request to perfect the security interests granted by Section 3 of this Agreement and (ii) deliver to Secured Party all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

                  4.12. Termination. When all Secured Obligations shall have been paid in full and the commitments of Secured Party under the Purchase Agreement shall have expired or been terminated, this Agreement shall terminate, and Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Pledged Collateral and money received in respect thereof, to or on the order of the respective Debtor and to be released and canceled all licenses and rights referred to in Section 4.04(b) hereof. Secured Party shall also execute and deliver to Debtor upon such termination or upon the sale or other disposition of Property permitted by the Purchase Agreement such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by Debtor to effect the termination and release of the Liens on the Pledged Collateral.

                  4.13. Expenses. Debtor agrees to pay to Secured Party all out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this
Section 4, or performance by Secured Party of any obligations of Debtor in respect of the Pledged Collateral which Debtor have failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Pledged Collateral, and for the care of the Pledged Collateral and defending or asserting rights and claims of Secured Party in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Secured Obligations to Secured Party secured under Section 3 hereof.

                  4.14. Further Assurances. Debtor agrees that, from time to time upon the written request of Secured Party, Debtor shall execute and deliver such further documents and do such other acts and things as Secured Party may reasonably request in order fully to effect the purposes of this Agreement.

                  4.15. Irrevocable Authorization and Instruction to Issuers, LLCs and Partnerships. Debtor hereby authorizes and instructs each Issuer to comply with any instruction received by it from Secured Party in writing that
(a) states that an Event of Default has occurred and is continuing, and (b) is otherwise in accordance with the terms of this Agreement and any other Financing Document to which it is a party, without any other or further instructions from Debtor, and Debtor agrees that each Issuer shall be fully protected in so complying.

                  4.16. Effect of Sale, etc. (a) Any sale or resales pursuant to the provisions of this Agreement, whether under any right or power granted hereby or thereby or pursuant to any legal proceedings, shall operate to divest Debtor of all right, title, interest, claim and demand whatsoever either at law or in equity, of, in and to the Pledged Collateral, or any part thereof, so sold, and any Property so sold shall be free and clear of any and all rights of redemption by, through or under Debtor. At any such sale Secured Party may bid for and purchase the Pledged Collateral sold and may make payment therefor as set forth in clause (b) of this Section 5.16, and Secured Party so purchasing any such Pledged Collateral, upon compliance with the terms of sale, may hold, retain and dispose of such Pledged Collateral without further accountability.

                  (b) The receipt by Secured Party, or by any Person authorized under any judicial proceedings to make such sale, of the proceeds of any such sale shall be a sufficient discharge to any purchaser of the Pledged Collateral, or of any part thereof, sold as aforesaid; and no such purchaser shall be bound to see to the application of such proceeds, or be bound to inquire as to the authorization, necessity or propriety of any such sale. In the event that, at any such sale, any Lender is the successful purchaser, it shall be entitled, for the purpose of making settlement or payment, to use and apply such Pledged Collateral to the Secured Obligations by crediting thereon the amount apportionable and applicable thereto out of the net proceeds of such sale.

                  Section 5. Miscellaneous.

                  5.01. No Waiver. No failure on the part of Secured Party or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Secured Party or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                  5.02. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles of conflicts of law thereof.

                  5.03. Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient in the manner and at the addresses specified in the Purchase Agreement.

                  5.04. Waivers, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by Debtor and Secured Party.

                  5.05. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Debtor, Secured Party and each holder of any of the Secured Obligations (provided, however, that Debtor shall not assign or transfer its rights or obligations hereunder without the prior written consent of Secured Party).

                  5.06. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  5.07. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  5.08. Agents. Secured Party may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                  5.09. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  5.10. Restoration of Rights and Remedies. If Secured Party shall have instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Secured Party, then and in every such case Secured Party and Debtor shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions under this Agreement and under the other Financing Documents, and thereafter all rights and remedies of Secured Party shall continue as though no such proceeding had been instituted.

                  5.11. Cumulative Remedies. No remedy under this Agreement is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Agreement or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment or performance of the Secured Obligations operate to prejudice, waive or affect the security of this Agreement or any rights, powers or remedies under this Agreement, nor shall Secured Party or any Lender be required to look first to, enforce or exhaust any such other or additional security, collateral or guaranties.

                  5.12. Consent. Debtor hereby consents that from time to time, before or after the occurrence or existence of any Event of Default, with or without notice to or assent from Debtor, any security at any time held by or available to Secured Party for any of the Secured Obligations, or any other security at any time held by or available to Secured Party for any obligation of any other Person secondarily or otherwise liable for any of the Secured Obligations, may be exchanged, surrendered, or released and any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as Secured Party or any holder thereof may reasonably see fit, and each Debtor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver or release.

                  5.13. Waivers by Debtor. (a) Except as otherwise provided in this Agreement, DEBTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OF JUDICIAL HEARING IN CONNECTION WITH THE ADMINISTRATIVE AGENT'S TAKING POSSESSION OR SECURED PARTY'S DISPOSITION OF ANY OF THE PLEDGED COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICES AND HEARINGS FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE DEBTORS WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE THEREOF, and, to the full extent permitted by applicable law, Debtor hereby further waives:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of Secured Party's gross negligence, bad faith or willful misconduct;

                  (ii) all other requirements as to the time, place and terms of sale or other requirements, with respect to the enforcement of Secured Party's rights and powers hereunder; and

                  (iii) all rights of redemption, appraisement, valuation, stay, marshaling of assets, extension or moratorium, existing at law or in equity, by statute or otherwise, now or hereafter in force, in order to prevent or delay the enforcement of this Agreement or the sale or other disposition of the Pledged Collateral or any portion thereof, and Debtor, for itself and all who may claim under it, insofar as it now or hereafter lawfully may, hereby waives all such rights.

                  (b) Debtor hereby waives notice of acceptance of this Agreement and of extensions of credit under the Financing Documents or under any other agreement, note, document or instrument now or at any time or times hereafter executed by Debtor and delivered to Secured Party. Debtor further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which such Debtor might otherwise be entitled, except as otherwise expressly provided in this Agreement or in the other Financing Documents.

                  (c) Debtor (to the extent that it may lawfully do so) covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advance of, any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement or any other Financing Document; and Debtor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit and advance of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement or therein granted and delegated to Secured Party, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

                  5.14. Additional Collateral. Without notice or consent of Debtor and without impairment of the security interests and rights created by this Agreement, Secured Party may accept from any person or persons additional collateral or other security for the Secured Obligations. Neither the creation of the security interests created hereunder nor the acceptance of any such additional collateral or security shall prevent Secured Party from resorting to such additional collateral or security or to the Pledged Collateral, in any order without affecting Secured Party's rights hereunder.

                  5.15. Obligations Absolute. The liability of Debtor under this Agreement shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by (a) any change in the time, place or manner of payment of all or any of the Secured Obligations, or in any other term of the Financing Documents, the Notes, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Notes or any other Financing Document or any assignment or transfer thereof; (b) any lack of validity or enforceability, in whole or in part, of the Notes or any other Financing Document; (c) any furnishing of any additional security for the Secured Obligations or any acceptance thereof or any release or non-perfection of any security interest in the Pledged Collateral; (d) any limitation on any party's liability or obligations under the Notes or any other Financing Document; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Debtor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not any Debtor shall have notice or knowledge of any of the foregoing; (f) any exchange, release or amendment or waiver of or consent to departure from any agreement pursuant to which a Lien is created in favor of Secured Party, pursuant to which a person other than Debtor has granted a security interest; or (g) to the extent permitted by law, any other circumstance that might otherwise constitute a defense available to, or a discharge of, Debtor.

                  5.16. Waiver of Jury Trial. Debtor and Secured Party each hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

                  5.17. Department of Insurance Approvals. Debtor and Secured Party agree to execute such amendments to this agreement as may be reasonably required by the department of insurance of the respective states of incorporation of the Issuers.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    OXFORD HEALTH PLANS, INC.,

                                    as Debtor

                                    By:      /s/ William Sullivan
                                             -----------------------------------
                                             Name:    William Sullivan
                                             Title:   President and Chief
                                                      Executive Officer

                                    OXFORD FUNDING, INC.,

                                    as Collateral Agent and Secured Party

                                    By:      /s/ Paul Thompson III
                                             -----------------------------------
                                             Name:    Paul Thompson III
                                             Title:   Managing Director

                                                                      ANNEX 1 TO
                                                              SECURITY AGREEMENT

                               PLEDGED SECURITIES

OXFORD HEALTH PLANS, INC.

                                     Certificate                  Registered
Issuer                                    Nos.                       Owner            Number of Shares
Oxford Health Plans (NY),
     Inc.

Oxford Health Plans (NJ),
     Inc.

Oxford Health Plans (CT),
     Inc.

Oxford Health Insurance,
     Inc.

                                                              SCHEDULE 1 TO
                                                              SECURITY AGREEMENT

                         Uniform Commercial Code Filings

State                               Filing Office                 Document Filed

                                                              SCHEDULE 2 TO
                                                              SECURITY AGREEMENT

               Principal Place of Business, Chief Executive Office
                             and Location of Records

                                                              SCHEDULE 3 TO
                                                              SECURITY AGREEMENT

                                   Prior Liens